                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             LIBERTY FUNDS TRUST I

                             LIBERTY FUNDS TRUST II

                            LIBERTY FUNDS TRUST III

                             LIBERTY FUNDS TRUST IV

                             LIBERTY FUNDS TRUST V

                             LIBERTY FUNDS TRUST VI

                            LIBERTY FUNDS TRUST VII


                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:
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

August 6, 2001

Dear Shareholder:

The Funds listed in the Notice of Special Meeting of Shareholders will hold a special meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.

Liberty Financial Companies, Inc. (Liberty Financial), the parent company of the investment advisors and affiliated sub-advisors, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank (Fleet), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements, including any sub-advisory and portfolio management agreements, for the Funds. The proposed new advisory agreements are substantially identical to the Funds' current advisory agreements, except as described in the attached proxy statement. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED.

Your vote is very important. The Boards of Trustees of the Funds listed in the Notice of Special Meeting have approved the new agreements and recommend that you vote in favor of the agreements. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

If you prefer, you may vote by phone or Internet. Please see the enclosed insert for detailed instructions on how to vote by phone or Internet. It is important that you vote promptly. If you have any questions about voting, please call the customer service number provided on the insert: 1-888-832-5694.

                                     Sincerely,

                                     STEPHEN E. GIBSON
                                     President

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

       WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY
        STATEMENT, HERE'S A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q.  What am I being asked to vote "For" in this proxy?

A.  You are being asked to vote for proposals to:

    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY RATES OR SERVICES IS BEING PROPOSED.

    2. Approve a new sub-advisory agreement for your Fund, if applicable, with your current sub-advisor, on substantially identical terms as the current sub-advisory agreement. NO CHANGE IN SUB-ADVISORY RATES OR SERVICES IS BEING PROPOSED.

    3. Approve a new portfolio management agreement for your Fund, if applicable, with your current portfolio manager, on substantially identical terms as the current portfolio management agreement. NO CHANGE IN PORTFOLIO MANAGEMENT RATES OR SERVICES IS BEING PROPOSED.

Q.  Why am I being asked to vote on new agreements?

A. Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the investment advisors and affiliated sub-advisors to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank ("Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements and any sub-advisory agreements and portfolio management agreements for the Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your Fund's Board of Trustees has approved, and recommends that you approve, new agreements applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. The Funds' Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q.  How do the proposed new agreements differ from the current agreements?

A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory and Sub-Advisory Agreements."

Q.  Will this change the advisory fees on my fund?

A.  No. Advisory fees will remain the same.

Q.  Will there be any advisor changes?

A. No. The advisors that currently manage the Funds are expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q.  How does the Board of Trustees recommend that I vote on these proposals?

A. The Board of Trustees recommends that you vote "FOR" each of the proposals. The Board believes that each of these proposals is in the best interests of your Fund and its shareholders.

Q.  How can I vote my proxy?

A.  For your convenience, there are several ways you can vote:

    -  By Mail: vote, sign and return the enclosed proxy card

    -  By Telephone

    -  By Internet

    -  In person:  September 26, 2001, at 2:00 p.m. at One Financial Center,
                   Boston, Massachusetts

Please see the enclosed proxy insert for specific instructions on how to vote by telephone or the Internet.

    IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                              LIBERTY MUTUAL FUNDS
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

LIBERTY FUNDS TRUST I
Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive
Growth Fund
LIBERTY FUNDS TRUST II
Liberty Newport Japan Opportunities
Fund
Liberty Intermediate Government Fund
Liberty Newport Greater China Fund
Liberty Money Market Fund
LIBERTY FUNDS TRUST III
Liberty Select Value Fund
Liberty Newport International Equity
Fund
The Liberty Fund
Liberty Newport Global Equity Fund
Liberty Federal Securities Fund
Liberty Contrarian Small-Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund
LIBERTY FUNDS TRUST IV
Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Utilities Fund
Liberty Municipal Money Market Fund
LIBERTY FUNDS TRUST V
Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty Massachusetts Tax-Exempt
Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund
Liberty Global Young Investor Fund
LIBERTY FUNDS TRUST VI
Liberty Small-Cap Value Fund
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund
LIBERTY FUNDS TRUST VII
Liberty Newport Tiger Fund
Liberty Newport Europe Fund
LIBERTY FLOATING RATE
ADVANTAGE FUND

                                 (the "Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2001

A Special Meeting of the shareholders of each Fund will be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts for these purposes:

1. To approve a new Investment Advisory Agreement for each Fund;

2. To approve a new Sub-Advisory Agreement for the Liberty Tax-Managed Growth Fund, the Liberty Tax-Managed Growth Fund II, The Liberty Fund and the Liberty Global Young Investor Fund;

3. To approve a new Portfolio Management Agreement for the Liberty Money Market Fund and the Liberty Municipal Money Market Fund; and

4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

William J. Ballou
Secretary of each Fund
August 6, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON.

G-60/583G-0601

                                PROXY STATEMENT

                              LIBERTY MUTUAL FUNDS
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

LIBERTY FUNDS TRUST I
Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive Growth Fund

LIBERTY FUNDS TRUST II
Liberty Newport Japan Opportunities Fund
Liberty Intermediate Government Fund
Liberty Newport Greater China Fund
Liberty Money Market Fund

LIBERTY FUNDS TRUST III
Liberty Select Value Fund
Liberty Newport International Equity Fund
The Liberty Fund
Liberty Newport Global Equity Fund
Liberty Federal Securities Fund
Liberty Contrarian Small-Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund

LIBERTY FUNDS TRUST IV
Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Utilities Fund
Liberty Municipal Money Market Fund

LIBERTY FUNDS TRUST V
Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund
Liberty Global Young Investor Fund

LIBERTY FUNDS TRUST VI
Liberty Small-Cap Value Fund
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund

LIBERTY FUNDS TRUST VII
Liberty Newport Tiger Fund
Liberty Newport Europe Fund

LIBERTY FLOATING RATE
ADVANTAGE FUND

                                 (the "Funds")

The Trustees of each Trust (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 6, 2001.

The only items of business that the Trustees expect will come before the Meeting are:

    (1) approval of a new Investment Advisory Agreement (the "New Advisory Agreement") for each Fund except the Liberty Money Market Fund and the Liberty Municipal Money Market Fund with, as applicable, Newport Fund Management, Inc. ("Newport"), Colonial Management Associates, Inc. ("Colonial"), Stein Roe & Farnham Incorporated ("Stein Roe") or Crabbe Huson Group, Inc. ("Crabbe Huson") (collectively, the "Advisors");

    (2) approval of a new Sub-Advisory Agreement (each a "New Sub-Advisory Agreement") for the Liberty Tax-Managed Growth Fund, the Liberty Tax-Managed Growth Fund II, The Liberty Fund and the Liberty Global Young Investor Fund (collectively, the "Sub-Advised Funds") with, as applicable, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), Nordea Securities, Inc. ("Nordea") or Stein Roe Investment Counsel LLC ("SRIC") (collectively, the "Sub-Advisors"); and

    (3)Approval of a new Portfolio Management Agreement (each a "New Portfolio Management Agreement") for each of the Liberty Money Market Fund and the Liberty Municipal Money Market Fund (the "Feeder Funds") between the master fund in which it invests (each a "Master Fund") and Stein Roe. For more information on the Feeder Funds' "master fund/feeder fund" structure, see page 10.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED*

                            1. PROPOSAL TO   2. PROPOSAL TO   3. PROPOSAL TO
                            APPROVE A NEW    APPROVE A NEW    APPROVE A NEW
                              INVESTMENT       INVESTMENT       PORTFOLIO
                               ADVISORY       SUB-ADVISORY      MANAGEMENT
NAME OF FUND                  AGREEMENT        AGREEMENT        AGREEMENT
------------                --------------   --------------   --------------
Liberty High Yield
  Securities Fund                 X
Liberty Income Fund               X
Liberty Strategic Income
  Fund                            X
Liberty Tax-Managed Growth
  Fund                            X                X
Liberty Tax-Managed Growth
  Fund II                         X                X
Liberty Tax-Managed Value
  Fund                            X
Liberty Tax-Managed
  Aggressive Growth Fund          X
Liberty Newport Japan
  Opportunities Fund              X
Liberty Intermediate
  Government Fund                 X
Liberty Newport Greater
  China Fund                      X
Liberty Money Market Fund                                           X
Liberty Select Value Fund         X
Liberty Newport
  International Equity
  Fund                            X
The Liberty Fund                  X                X
Liberty Newport Global
  Equity Fund                     X
Liberty Federal Securities
  Fund                            X
Liberty Contrarian Small
  Cap Fund                        X
Liberty Contrarian Equity
  Fund                            X
Liberty Contrarian Income
  Fund                            X
Liberty Contrarian Fund           X
Liberty High Yield
  Municipal Fund                  X

                            1. PROPOSAL TO   2. PROPOSAL TO   3. PROPOSAL TO
                            APPROVE A NEW    APPROVE A NEW    APPROVE A NEW
                              INVESTMENT       INVESTMENT       PORTFOLIO
                               ADVISORY       SUB-ADVISORY      MANAGEMENT
NAME OF FUND                  AGREEMENT        AGREEMENT        AGREEMENT
------------                --------------   --------------   --------------
Liberty Tax-Exempt Fund           X
Liberty Tax-Exempt Insured
  Fund                            X
Liberty Utilities Fund            X
Liberty Municipal Money
  Market Fund                                                       X
Liberty California Tax-
  Exempt Fund                     X
Liberty Connecticut Tax-
  Exempt Fund                     X
Liberty Massachusetts Tax-
  Exempt Fund                     X
Liberty New York Tax-
  Exempt Fund                     X
Liberty Ohio Tax-Exempt
  Fund                            X
Liberty Global Young
  Investor Fund                   X                X
Liberty Small Cap Value
  Fund                            X
Liberty Growth & Income
  Fund                            X
Liberty Newport Asia
  Pacific Fund                    X
Liberty Newport Tiger Fund        X
Liberty Newport Europe
  Fund                            X
Liberty Floating Rate
  Advantage Fund                  X

* An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

                              PROPOSALS 1, 2 AND 3

NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS

As explained below, the proposed New Advisory Agreement for each Fund, the proposed New Sub-Advisory Agreement for each of the Sub-

Advised Funds and the proposed new Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund (the New Advisory Agreements, the New Sub-Advisory Agreements and the New Portfolio Management Agreements, as applicable for a Fund, are referred to herein collectively as the "New Agreements") are substantially identical (except for their terms and dates and certain other non-material changes) to the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement currently in effect for that Fund (the "Current Advisory Agreement," "Current Sub-Advisory Agreement" and "Current Portfolio Management Agreement," respectively, and collectively, the "Current Agreements").

The reason the Trustees are proposing a New Advisory Agreement for each Fund, a New Sub-Advisory Agreement for each of the Sub-Advised Funds and a New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund is that the Current Advisory Agreements, the Current Sub-Advisory Agreements and the Current Portfolio Management Agreements will terminate when the Advisors' parent company, Liberty Financial Companies, Inc. ("LFC"), sells each of the Advisors and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the Advisors will become direct or indirect, wholly-owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended, (the "Investment Company Act"), provides generally that the advisory agreement of an investment company, as well as any sub-advisory agreement, such as any of the Current Sub-Advisory Agreements, must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.

In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale to Fleet of the Asset Management Segment and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC will merge with and into LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual Insurance Company, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.

The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable, for each Fund and/or Feeder Fund on behalf of its Master Fund, so that the Advisors and Sub-Advisors can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement, sub-advisory agreement or portfolio management agreement, as applicable, for each Fund and/or Feeder Fund on behalf of its Master Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if the Fund and/or Feeder Fund on behalf of its Master Fund has not at that time received the requisite shareholder vote for the New Agreements at the Meeting. See the section "Basis for Trustees' Recommendations" below for further information on these interim agreements.

The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors, and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisors and certain of their affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.

Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement, the Advisor cannot enter into a New Sub-Advisory Agreement and a Master Fund cannot enter into a New Portfolio Management Agreement unless the shareholders of that Fund and/or Master Fund vote to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement, as applicable. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund, the New Sub-Advisory Agreement for each of the Sub-Advised Funds and the New Portfolio Management Agreement for each Master Fund. NO CHANGE IN ADVISORY OR SUB-ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Shareholders of each Fund will vote separately on the New Advisory Agreement for that Fund, shareholders of each Sub-Advised Fund will vote separately on the New Sub-Advisory Agreement for that Sub-Advised Fund and shareholders of each Feeder Fund will vote separately on the New Portfolio Management Agreement for that Feeder Fund's Master Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT, THE NEW SUB-ADVISORY AGREEMENT AND THE NEW PORTFOLIO MANAGEMENT AGREEMENT FOR THE RELEVANT MASTER FUND, AS APPLICABLE FOR THEIR FUND.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreement for each Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and the initial term of each New Advisory Agreement expires on July 31, 2003. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B1 to this Proxy Statement contains the form of the New Advisory Agreement applicable to each Fund. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B1, except for items specific to a Fund such as the Fund's name and fee rate, and the date of the Agreement. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A1 and B1.

The New Advisory Agreement for each Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment* and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor (those Trustees who are not "interested persons" of the Trust or an Advisor are referred to below as the "Independent Trustees").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor (including a sub-advisor) or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Colonial currently provides administrative services to certain Funds under separate administration agreements. These agreements and the agreements discussed in the following paragraphs are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by LFC's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each such Fund to Colonial for the most recently completed fiscal year is set forth in Appendix E. Under the existing administrative agreement, Colonial may make use of its affiliated companies in connection with the administrative services to be provided to a Fund under the contract.

Pursuant to a pricing and bookkeeping agreement, Colonial is responsible for providing certain services to the Funds. The aggregate accounting and bookkeeping fees paid by each Fund to Colonial for the most recently completed fiscal year is set forth in Appendix E.

Liberty Funds Services, Inc. ("LFSI"), One Financial Center, Boston, MA 02111, is the agent for each Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. The aggregate transfer agency fees paid by each Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements for the Sub-Advised Funds are substantially identical (but for a few non-material changes) to the Current Sub-Advisory Agreements for those funds except that the date of each New Sub-Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the fund approve the New Sub-Advisory Agreement and the initial term of each New Sub-Agreement expires on July 31, 2001. Appendix A2 to this proxy statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B2 to this proxy statement contains the form of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the form in Appendix B2, except for the changes noted above and items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory

Agreements, but for a complete understanding of the Agreements, you should read Appendices A2 and B2.

The New Sub-Advisory Agreements essentially provide that the Sub-Advisor, under the Trustees' and the Advisor's supervision, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Sub-Advisor) and (3) report results to the Board of Trustees of the Trust.

The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment* and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

The New Sub-Advisory Agreements may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Sub-Advisor, (ii) by the Advisor upon sixty days' written notice to the Sub-Advisor, or (iii) by the Sub-Advisor upon ninety days' written notice to the Advisor and the Trust, and the New Sub-Advisory Agreements terminate automatically in the event of their "assignment," as defined in the Investment Company Act, or upon termination of the Advisory Agreement.

The Sub-Advisor will not be liable to the Advisor, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Sub-Advisor's willful misfeasance, bad faith or gross negligence in performance of its duties and obligations under the New Sub-Advisory Agreement.

DESCRIPTION OF THE MASTER FUND/FEEDER FUND STRUCTURE AND THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

Shareholders are being asked to approve a New Portfolio Management Agreement for the "Feeder Funds" what is called a "master fund/feeder fund" structure. In that structure, a "master fund" is established and offers its shares to other mutual funds (like the Feeder Funds), which have substantially identical boards of trustees or managers, investment objectives and investment restrictions as the Master Fund. Each Feeder Fund offers its shares to investors and, rather than investing directly in portfolio securities, the Feeder Fund seeks to achieve its investment objective generally by investing exclusively in shares of the Master Fund.

In a master fund/feeder fund arrangement, when a matter requires the vote of the shareholders of the Master Fund, the Feeder Fund will vote shares proportionately in accordance with the votes cast by its shareholders on a similar proposal for the Feeder Fund. This in effect allows the Feeder Fund shareholders to have the same voting rights as if they were direct shareholders of the Master Fund.

In this Proxy Statement, the Master Funds are the SR&F Cash Reserves Portfolio and the SR&F Municipal Money Market Portfolio, each a separate series of the SR&F Base Trust. Shares of the Master Funds are offered to the respective Feeder Funds. The proposals in this Proxy Statement relating to a Feeder Fund allow shareholders of that Fund not only to cast a vote for or against a particular matter that affects the Feeder Fund, but also to authorize the Fund to cast a proportionate vote on behalf of the Fund's shareholders in accordance with the shareholder votes received by the Fund on the same proposal. A vote cast for or against a proposal for a Feeder Fund will in turn be a vote for or against the same proposal for the Master Fund in which the Feeder Fund invests.

The New Portfolio Management Agreement for each Master Fund is substantially identical (but for a few non-material changes) to the Current Portfolio Management Agreement for that Master Fund, except that the date of each New Portfolio Management Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Portfolio Management Agreement, and the initial term of each New Portfolio Management Agreement expires on July 31, 2003. Appendix A3 to this Proxy Statement sets forth information about the Current Portfolio Management Agreements, including the dates of the Current Portfolio Management Agreements and the advisory fee rates under both the New Portfolio Management Agreements and the Current Portfolio Management Agreements. Appendix B3 to this Proxy Statement contains the forms of the New Portfolio Management Agreements the respective Feeder Funds on behalf of their respective Master Funds. Each Current Portfolio Management Agreement and each New Portfolio Management Agreement matches the form in Appendix B3, except for items specific to a Master Fund such as the Master Fund's name and fee rate, and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Appendices A3 and B3.

The New Portfolio Management Agreement for each Master Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

The New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Proposed Management Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Master Fund, and (ii) by vote of a majority of the Independent Trustees.

Each New Portfolio Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Master Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Master Fund, and each terminates automatically in the event of its "assignment" as described above.

Each New Portfolio Management Agreement provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

LFSI provides certain investor accounting services to the Master Funds. The aggregate fees paid by each Master Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. This agreement will not be impacted by LFC's sale of the Asset Management Segment.

BASIS FOR THE TRUSTEES' RECOMMENDATIONS

The Trustees initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of LFC made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 19, 2001, LFC and Fleet provided the Trustees with additional information that they had requested, and the Trustees also completed their annual review of the contracts for each Fund. The Trustees determined at the June 19, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund and the New Sub-Advisory Agreement for each Sub-Advised Fund.

In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisors, the Sub-Advisors and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Trustees considered:

- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Advisors and to collaborate with the Advisors, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management businesses of the Advisors with Fleet's investment management business;

- certain actions taken by LFC and the Advisors and the affiliated Sub-Advisors to help retain and incent their key personnel;

- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds;

- the stated intention of Fleet to consult with the Boards of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet of providing investment professionals of the Advisors with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisors and Sub-Advisors and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreements and, where applicable, the New Sub-Advisory Agreements;

- the scope and quality of the services that the Advisors and Sub-Advisors have been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;

- the advisory fee rates payable to the Advisors by the Funds, and by the Advisors to certain Sub-Advisors with respect to the Sub-Advised Funds, and by other funds and client accounts managed by the Advisors and the Sub-Advisors, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisor and, where applicable, one or more Sub-Advisors that have investment objectives similar to the particular Fund);

- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Advisors and the Sub-Advisors for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement, as applicable, for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement for their Fund.

In the event that the shareholders have not approved the New Advisory Agreements, the New Sub-Advisory Agreements and the New Portfolio Management Agreements at the time of the acquisition of the Asset Management Segment by Fleet, the Advisors and Sub-Advisors will enter into interim advisory agreements, sub-advisory agreements and portfolio management agreements, as applicable, pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Agreements will terminate due to an assignment). These interim advisory agreements, sub-advisory agreements and portfolio management agreements will be in substantially the forms set forth in Appendices B1, B2 and B3 but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisors and Sub-Advisors thereunder will be held in an interest-bearing escrow account until shareholder approval of the relevant New Agreements as applicable, is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisors and Sub-Advisors). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement, New Sub-Advisory Agreement or New Portfolio Management Agreement within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

INFORMATION ABOUT THE ADVISORS, THE SUB-ADVISORS AND THE FLEET/LFC TRANSACTION

COLONIAL MANAGEMENT ASSOCIATES, INC.

Colonial Management Associates, Inc. ("Colonial"), a Massachusetts corporation, located at One Financial Center, Boston, Massachusetts 02111, is a wholly-owned subsidiary of Liberty Funds Group LLC ("LFG"), also located at One Financial Center, Boston, Massachusetts 02111, which in turn is a direct wholly-owned subsidiary of Liberty Financial Services, Inc. ("LFS") which is a direct wholly-owned subsidiary of LFC. LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance was held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of LFS and LFC are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty

Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Colonial and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 48 open-end and 9 closed-end management investment company portfolios. As of May 31, 2001, Colonial managed and/or administered over $17 billion in assets.

The directors of Colonial are Stephen E. Gibson, Joseph R. Palombo and Kevin M. Carome. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is an Executive Vice President of Colonial. Mr. Carome is a Senior Vice President of Colonial. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111. The business address of Mr. Carome is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Funds are also officers of Colonial: William J. Ballou, Barry Finkle, Ellen Harrington, Kevin
S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo.

NEWPORT FUND MANAGEMENT, INC.

Newport Fund Management, Inc. ("Newport"), a Virginia corporation, is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"). The business address for Newport and Newport Pacific is 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited ("Liberty Newport"), which in turn is a direct wholly-owned subsidiary of LFC. Newport has been providing investment advisory services since 1987. Newport currently serves as investment advisor for 9 open-end investment company portfolios. As of May 31, 2001, Newport managed over $912 million in assets.

The directors of Newport are Lindsay Cook, J. Andrew Hilbert, John M. Mussey and Thomas R. Tuttle. Mr. Cook is an Executive Vice President of LFC. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Mussey is Chairman of Newport and Newport Pacific. Mr. Tuttle is the President and Chief Executive Officer of Newport and Newport Pacific. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

STEIN ROE & FARNHAM INCORPORATED

Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation, located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as an investment advisor to trustees, investment companies, pension and profit sharing plans, charitable organizations, and other institutional investors. As of May 31, 2001, Stein Roe managed over $23 billion in assets. Stein Roe currently serves as investment advisor or sub-advisor for 38 open-end and 3 closed-end management investment company portfolios. Stein Roe is a wholly-owned subsidiary of LFG, which in turn is an indirect wholly-owned subsidiary of LFC.

The directors of Stein Roe are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Messrs. Gibson and Palombo also are executive officers of Stein Roe. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Merritt is Chief of Staff of LFC. Mr. Gibson is the principal executive officer of Stein Roe. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Funds are also officers or directors of Stein Roe: William J. Ballou, Kevin M. Carome and Kevin
S. Jacobs.

LIBERTY WANGER ASSET MANAGEMENT, L.P.

Liberty Wanger Asset Management, L.P. ("Liberty WAM") (formerly named Wanger Asset Management, L.P. ("WAM")), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois, 60606, is the Funds' advisor. WAM was renamed Liberty WAM on September 29, 2000, when it became a wholly-owned subsidiary of LFC. Liberty WAM and its predecessor have managed mutual funds since 1992. Liberty WAM has been providing investment services since 1992. Liberty WAM currently serves as investment advisor or sub-advisor for 9 open-end investment company portfolios. As of May 31, 2001, Liberty WAM managed over $9 billion in assets.

Liberty WAM is a limited partnership managed by its general partner, WAM Acquisition GP, Inc. ("WAM GP"). WAM GP is a wholly-owned subsidiary of LFC. Ralph Wanger is the president of WAM GP. The business address of WAM GP and of Mr. Wanger is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

In addition, the following individuals who are officers or Trustees of the Trusts are also officers or directors of Liberty WAM: Kenneth A. Kalina and Bruce H. Lauer.

NORDEA SECURITIES, INC.

Nordea Securities, Inc., d/b/a Nordea Investment Management in the United States ("Nordea"), is located at 13-15 West 54th Street, New York, New York, 10019. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark, which in turn is a direct wholly-owned subsidiary of Nordea AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea Companies Denmark are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden. Nordea has been providing investment advisory services since 1994. Nordea currently serves as investment advisor or sub-advisor for 2 open-end investment company portfolios. As of May 31, 2001, Nordea managed over $32 billion in assets.

The directors of Nordea Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Nordea Securities, Inc. Mr. Jacobsen is Managing Director and Head of Nordea Investment Management. Mr. Murphy is Head of Administration, Nordea AB, New York. Mr. Nyegaard is Head of Markets, Nordea AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of Messrs. Bak and Murphy is 13-15 West 54th Street, New York, New York, 10019. The business address of Messrs. Nyegaard and Jacobsen is Torvegade 2 DK-1786 Copenhagen V., Denmark. The business address of Mr. Pedersen is Engelbrektsplan, Fill, 4 98 Stockholm, Sweden.

STEIN ROE INVESTMENT COUNSEL LLC

Stein Roe Investment Counsel LLC ("SRIC"), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is a Delaware limited liability company. It is registered as an investment advisor and is the successor to the business previously conducted by the Private Capital Management division of Stein Roe. As of May 31, 2001, SRIC managed over $9 billion in assets. SRIC currently serves as investment advisor or sub-advisor for 2 open-end investment company portfolios.

SRIC currently is owned 25% by Putnam Lovell Equity Partners LP, a Delaware limited partnership ("PLEP"), and 75% by SRIC Holdings LLC, a Delaware limited liability company owned by certain persons involved in the business presently being conducted by SRIC. The address of SRIC Holdings LLC is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, and the address of PLEP is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274.

The following individuals are directors or officers of SRIC or PLEP: Kenneth J. Kozanda, Chief Operating Officer, Treasurer and Member of the Board of Managers of SRIC; Jeffrey D. Lovell, Member of the Board of Managers of SRIC, Managing Director of PLEP; Linda MacAyeal, Vice President, General Counsel and Secretary of SRIC; James E. Minnick, Member of the Board of Managers of SRIC, Managing Director of PLEP; William E. Rankin, President, Chief Executive Officer, and Member of the Board of Managers of SRIC; and James H. Stacke, Executive Vice President and Member of the Board of

Managers of SRIC. The address of Messrs. Kozanda, Rankin, Stacke and Ms. MacAyeal is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of Mr. Lovell is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274. The address of Mr. Minnick is 7 Great Valley Parkway, Suite 290, Malvern, Pennsylvania 19355. In addition to those managers listed below, LFS has retained the right to appoint a non-voting member of the Board of Managers of SRIC.

CRABBE HUSON GROUP, INC.

Crabbe Huson Group, Inc. ("Crabbe Huson"), a Massachusetts corporation, located at 121 S.W. Morrison, Portland, Oregon 97204, is a direct, wholly-owned subsidiary of LFC. The directors of Crabbe Huson are Lindsay Cook and Andrew J. Hilbert. Mr. Cook is an Executive Vice President of LFC and the President of Crabbe Huson. Mr. Hilbert is a Senior Vice President and the Chief Financial Officer of LFC. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210. Crabbe Huson has been providing investment advisory services since 1980. As of May 31, 2001, Crabbe Huson managed over $232 million in assets. Crabbe Huson currently serves as investment advisor or sub-advisor for 5 open-end investment company portfolios.

DESCRIPTION OF THE TRANSACTION

On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of $110 million in debt. This price is subject to increase or reduction for:

- an increase or a decrease, as the case may be, in the revenue run rate at the Asset Management Segment (a formula amount that is based on a multiple of portfolio assets, excluding the effects of market action) in excess of a 10% threshold between December 31, 2000 and the closing. The maximum purchase price adjustment under this provision would be $180 million;

- an increase or decrease, as the case may be, of the tangible net worth of the Asset Management Segment between March 31, 2001 and the closing;

- a decline in the market values of the assets under management of the Asset Management Segment in excess of 20% between March 31, 2001 and the closing (excluding the effects of sales and redemptions); and

- the settlement of certain inter-company accounts.

The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement for their Fund, as applicable, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Trusts (including one officer who is also a Trustee of the Trusts) will receive certain payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements, Current Sub-Advisory Agreements and Current Portfolio Management Agreements, as applicable for the Funds. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements, Current Sub-Advisory Agreements and Current Portfolio Management Agreements will not occur, and the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet shall be granted a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.

As a result of the acquisition, the Advisors, the affiliated Sub-Advisors and certain of their affiliates that constitute the Asset Management Segment would become wholly-owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly-owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:

- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, and government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.

CERTAIN INTERESTS OF FUND TRUSTEES AND OFFICERS. Substantially all full-time employees of LFC and its subsidiaries (including officers of the Trusts and one officer of the Trusts who is also a Trustee of the Trusts) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

CERTAIN BROKERAGE MATTERS

In their consideration of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, as applicable, the Trustees took account of the Advisors' and the Sub-Advisors' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisors and Sub-Advisors. The Advisors have informed the Trustees that they do not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.

Certain Advisors may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("AlphaTrade"), a brokerage firm that is affiliated with the Advisors because it is owned by Colonial, the Advisor to certain of the Funds, and, like Crabbe Huson and Newport, a wholly-owned subsidiary of LFC and which is part of the Asset Management Segment. The Funds pay brokerage commissions to AlphaTrade for executing these portfolio transactions. Appendix E contains information about these commission payments.

                               OTHER INFORMATION

PRINCIPAL UNDERWRITER'S AND ADMINISTRATOR'S ADDRESS. The address of the Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621. The address of the Funds' administrator, if applicable, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LIBERTY FUNDS DISTRIBUTOR, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621 OR BY CALLING 1-800-426-3750.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 16, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Advisors or of LFC and its affiliated companies. In addition, Georgeson Shareholder Communications Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of
$         .

COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, as applicable. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Please see the enclosed proxy insert for information on how to vote by Internet or telephone. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. For each Fund, the vote required to approve the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable, is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve the New Advisory Agreement, New Sub-Advisory Agreement and/or New Portfolio Management Agreements, as applicable, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable,. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreements, as applicable.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, as applicable,. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable time before the Trust begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     APPENDIX A1

                              ADVISORY AGREEMENTS

LIBERTY FUNDS TRUST I

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty High Yield    0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Securities Fund       on assets in  1995 (last     Trustees approved the  shareholders approved
                       excess of     amended July   current advisory       a form of the
                       $1.5 billion  1, 2000)       agreement              advisory agreement in
                                                                           connection with LFC's
                                                                           acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Income Fund   0.50%(1)      March 27,      On June 19, 2001, the  On February 15, 1995,
                                     1995           Trustees approved the  shareholders approved
                                                    current advisory       a form of the
                                                    agreement              advisory agreement in
                                                                           connection with LFC's
                                                                           acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Strategic     0.65%; 0.60%  June 18, 1999  On June 19, 2001, the  On February 15, 1995,
 Income Fund           in excess of                 Trustees approved the  shareholders approved
                       $1 billion;                  current advisory       the advisory
                       0.55% in                     agreement              agreement in
                       excess of $2                                        connection with LFC's
                       billion                                             acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.60%         December 23,   On June 19, 2001, the  On December 23, 1996,
 Growth Fund                         1996           Trustees approved the  the sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.80%; 0.75%  March 1, 2000  On June 19, 2001, the  On March 1, 2000, the
 Growth Fund II(2)     on assets                    Trustees approved the  sole shareholder
                       over $500                    current advisory       approved the current
                       million                      agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

                                       A1-1

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.80%         June 1, 1999   On June 19, 2001, the  On June 1, 1999, the
 Value Fund(3)                                      Trustees approved the  sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.80%         August 1,      On June 19, 2001, the  On August 1, 2000,
 Aggressive Growth                   2000           Trustees approved a    the sole shareholder
 Fund(4)                                            form of the current    approved the current
                                                    advisory agreement     advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST II

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Newport       0.90%         June 3, 1996   On June 19, 2001, the  On June 3, 1996, the
 Japan Opportunities                                Trustees approved the  sole shareholder
 Fund(5)                                            current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------
 Liberty Intermediate  0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Government Fund       in excess of  1995 (last     Trustees approved the  shareholders approved
                       $1 billion;   amended July   current advisory       a form of the
                       0.50% in      1, 1995)       agreement              advisory agreement in
                       excess of                                           connection with LFC's
                       $1.5 billion                                        acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Newport       1.15%         May 12, 1997   On June 19, 2001, the  On May 12, 1997, the
 Greater China                                      Trustees approved the  sole shareholder
 Fund(6)                                            current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

                                       A1-2

LIBERTY FUNDS TRUST III

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Select Value  0.70%         October 1,     On June 19, 2001, the  On September 30,
 Fund                                1997           Trustees approved the  1997, shareholders
                                                    current advisory       approved an amended
                                                    agreement              and restated advisory
                                                                           agreement increasing
                                                                           the advisory fee paid
                                                                           by the Fund
------------------------------------------------------------------------------------------------
 Liberty Newport       0.75%; 0.70%  February 1,    On June 19, 2001, the  On December 27, 2000,
 International Equity  in excess of  2001 (amended  Trustees approved the  shareholders approved
 Fund                  $1 billion    July 1, 2001)  current advisory       the current advisory
                                                    agreement              agreement, thereby
                                                                           appointing a new
                                                                           advisor to advise the
                                                                           Fund
------------------------------------------------------------------------------------------------
 The Liberty Fund      0.55%; 0.50%  March 27,      On June 19, 2001, the  On February 15, 1995,
                       in excess of  1995 (last     Trustees approved the  shareholders approved
                       $1 billion    amended        current advisory       a form of the
                                     October 1,     agreement              advisory agreement in
                                     1997)                                 connection with LFC's
                                                                           acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Newport       0.40%; 0.35%  February 1,    On June 19, 2001, the  On December 27, 2000,
 Global Equity Fund    in excess of  2001 (amended  Trustees approved the  shareholders approved
                       $1 billion    July 1, 2001)  current advisory       a form of the current
                                                    agreement              advisory agreement,
                                                                           thereby appointing a
                                                                           new advisor to advise
                                                                           the Fund
------------------------------------------------------------------------------------------------
 Liberty Federal       0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Securities Fund       over $1       1995 (amended  Trustees approved the  shareholders approved
                       billion;      October 1,     current advisory       a form of the
                       0.50% over    1997)          agreement              advisory agreement in
                       $2 billion;                                         connection with LFC's
                       0.40% over                                          acquisition of the
                       $3 billion                                          advisor
------------------------------------------------------------------------------------------------
 Liberty Contrarian    1.05%; 0.90%  December 22,   On June 19, 2001, the  On December 21, 1998,
 Small Cap Fund        over $100     1998           Trustees approved the  shareholders approved
                       million to                   current advisory       the current advisory
                       $500                         agreement              agreement in
                       million;                                            connection with LFC's
                       0.65% over                                          acquisition of the
                       $500                                                advisor
                       million(7)
------------------------------------------------------------------------------------------------

                                       A1-3

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Contrarian    1.05%; 0.90   October 19,    On June 19, 2001, the  On October 16, 1998,
 Equity Fund           in excess of  1998           Trustees approved the  shareholders approved
                       $100                         current advisory       the current advisory
                       million;                     agreement              agreement in
                       0.65% in                                            connection with LFC's
                       excess of                                           acquisition of the
                       $500                                                advisor
                       million(8)
------------------------------------------------------------------------------------------------
 Liberty Contrarian    0.80%; 0.65%  October 19,    On June 19, 2001, the  On October 16, 1998,
 Income Fund           in excess of  1998           Trustees approved the  shareholders approved
                       $100                         current advisory       the current advisory
                       million;                     agreement              agreement in
                       0.55% in                                            connection with LFC's
                       excess of                                           acquisition of the
                       $500                                                advisor
                       million(9)
------------------------------------------------------------------------------------------------
 Liberty Contrarian    0.85%(10)     December 1,    On June 19, 2001, the  On December 1, 1998,
 Fund                                1998           Trustees approved the  the sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST IV

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty High Yield    0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Municipal Fund        over $1       1995 (amended  Trustees approved the  shareholders approved
                       billion;      July 1, 1995   current advisory       a form of the
                       0.50% over 3  and January    agreement              advisory agreement in
                       billion;      1, 1996)                              connection with LFC's
                       0.45% over                                          acquisition of the
                       $4 billion                                          advisor
                       on combined
                       assets
------------------------------------------------------------------------------------------------

                                       A1-4

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt    0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Fund                  over $1       1995 (amended  Trustees approved the  shareholders approved
                       billion;      July 1, 1995   current advisory       a form of the
                       0.50% over 3  and January    agreement              advisory agreement in
                       billion;      1, 1996)                              connection with LFC's
                       0.45% over                                          acquisition of the
                       $4 billion                                          advisor
                       on combined
                       assets(11)
------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt    0.60%; 0.55%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Insured Fund          over $1       1995 (amended  Trustees approved the  shareholders approved
                       billion;      July 1, 1995   current advisory       a form of the
                       0.50% over 3  and January    agreement              advisory agreement in
                       billion;      1, 1996)                              connection with LFC's
                       0.45% over                                          acquisition of the
                       $4 billion                                          advisor
                       on combined
                       assets
------------------------------------------------------------------------------------------------
 Liberty Utilities     0.65%(12)     March 27,      On June 19, 2001, the  On February 15, 1995,
 Fund                                1995 (amended  Trustees approved the  shareholders approved
                                     July 1, 1995   current advisory       a form of the
                                     and January    agreement              advisory agreement in
                                     1, 1996)                              connection with LFC's
                                                                           acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST V

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty California    0.50% on the  March 27,      On June 19, 2001, the  On February 15, 1995,
 Tax-Exempt Fund       first $2      1995 (amended  Trustees approved the  shareholders approved
                       billion of    January 1,     current advisory       a form of the
                       the state     1996)          agreement              advisory agreement in
                       funds                                               connection with LFC's
                       combined                                            acquisition of the
                       daily net                                           advisor
                       assets;
                       0.45% of any
                       excess over
                       $2 billion
------------------------------------------------------------------------------------------------

                                       A1-5

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Connecticut   0.50% on the  March 27,      On June 19, 2001, the  On February 15, 1995,
 Tax-Exempt Fund       first $2      1995 (amended  Trustees approved the  shareholders approved
                       billion of    January 1,     current advisory       a form of the
                       the state     1996)          agreement              advisory agreement in
                       funds                                               connection with LFC's
                       combined                                            acquisition of the
                       daily net                                           advisor
                       assets;
                       0.45% of any
                       excess over
                       $2
                       billion(13)
------------------------------------------------------------------------------------------------
 Liberty               0.50% on the  March 27,      On June 19, 2001, the  On February 15, 1995,
 Massachusetts         first $2      1995 (amended  Trustees approved the  shareholders approved
 Tax-Exempt Fund       billion of    January 1,     current advisory       a form of the
                       the state     1996)          agreement              advisory agreement in
                       funds                                               connection with LFC's
                       combined                                            acquisition of the
                       daily net                                           advisor
                       assets;
                       0.45% of any
                       excess over
                       $2
                       billion(14)
------------------------------------------------------------------------------------------------
 Liberty New York      0.50% on the  March 27,      On June 19, 2001, the  On February 15, 1995,
 Tax-Exempt Fund       first $2      1995 (amended  Trustees approved the  shareholders approved
                       billion of    January 1,     current advisory       a form of the
                       the state     1996)          agreement              advisory agreement in
                       funds                                               connection with LFC's
                       combined                                            acquisition of the
                       daily net                                           advisor
                       assets;
                       0.45% of any
                       excess over
                       $2
                       billion(15)
------------------------------------------------------------------------------------------------
 Liberty Ohio          0.50% on the  March 27,      On June 19, 2001, the  On February 15, 1995,
 Tax-Exempt Fund       first $2      1995 (amended  Trustees approved the  shareholders approved
                       billion of    January 1,     current advisory       the advisory
                       the state     1996)          agreement              agreement in
                       funds                                               connection with LFC's
                       combined                                            acquisition of the
                       daily net                                           advisor
                       assets;
                       0.45% of any
                       excess over
                       $2 billion
------------------------------------------------------------------------------------------------

                                       A1-6

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Global Young  0.85%(16)     November 15,   On October 17, 2000,   On November 15, 2000,
 Investor Fund                       2000           the Trustees approved  the sole shareholder
                                                    the current advisory   approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST VI

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Small Cap     0.80%; 0.75%  October 1,     On June 19, 2001, the  On September 30,
 Value Fund            in excess of  1997 (amended  Trustees approved the  1987, shareholders
                       $1 billion    June 19, 1998  current advisory       approved the current
                                     and July 1,    agreement              advisory agreement in
                                     2001)                                 connection with a fee
                                                                           increase proposal
------------------------------------------------------------------------------------------------
 Liberty Growth &      0.80%; 0.70%  March 27,      On June 19, 2001, the  On February 15, 1995,
 Income Fund           on assets     1995 (amended  Trustees approved the  shareholders approved
                       over $1       January 1,     current advisory       a form of the
                       billion(17)   1996)          agreement              advisory agreement in
                                                                           connection with LFC's
                                                                           acquisition of the
                                                                           advisor
------------------------------------------------------------------------------------------------
 Liberty Newport Asia  1.00%         August 25,     On June 19, 2001, the  On August 25, 1998,
 Pacific Fund(18)                    1998           Trustees approved the  the sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

                                       A1-7

LIBERTY FUNDS TRUST VII

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
 Liberty Newport       1.00%; 0.75%  April 3, 1995  On June 19, 2001, the  On April 3, 1995,
 Tiger Fund            over $100     (amended       Trustees approved the  shareholders approved
                       million;      October 1,     current advisory       the current advisory
                       0.70% over    1997)          agreement              agreement in
                       $1.5                                                connection with LFC's
                       billion;                                            acquisition of the
                       0.65% over                                          advisor
                       $2.5 billion
------------------------------------------------------------------------------------------------
 Liberty Newport       0.95%         November 8,    On June 19, 2001, the  On November 8, 1999,
 Europe Fund(19)                     1999           Trustees approved the  the sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

LIBERTY FLOATING RATE ADVANTAGE FUND

------------------------------------------------------------------------------------------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE      DATE OF LAST
                        FEE RATE                      ACTION REGARDING    SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY    ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE      SHAREHOLDER APPROVAL
                      AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S       AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR          SUBMISSION
------------------------------------------------------------------------------------------------
                       0.45%         January 14,    On June 19, 2001, the  On January 14, 2000,
                                     2000           Trustees approved the  the sole shareholder
                                                    current advisory       approved the current
                                                    agreement              advisory agreement in
                                                                           connection with the
                                                                           organization of the
                                                                           fund
------------------------------------------------------------------------------------------------

 (1) Effective July 1, 2001, the Fund's advisor voluntarily agreed to waive 0.05% reducing the advisory fee to 0.45% of the average daily net assets.

 (2) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be

                                       A1-8
accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at an earlier date by the advisor.

 (3) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.50% of average daily net assets annually. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.50% of average daily net assets annually. This arrangement may be modified or terminated at an earlier date by the advisor.

 (4) The Fund's advisor has voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% of average daily net assets.

 (5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75% of average daily net assets. For the fiscal year ended August 31, 2000, total annual fund operating expenses did not exceed 1.75% of average daily net assets. This arrangement may be modified or terminated by the advisor or administrator at any time.

 (6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90% of average daily net assets.

                                       A1-9

 (7) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.01% of average daily net assets.

 (8) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% of average daily net assets.

 (9) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.55% of average daily net assets.

(10) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% of average daily net assets.

(11) Effective July 1, 1995, the management fee applicable to the Fund was reduced by 0.05% annually on the average daily net assets of the Fund between $2 billion and $3 billion. Effective July 1, 2001, the Fund's advisor voluntarily agreed to waive 0.03% reducing the advisory fee to 0.57% of the first $1 billion; 0.052% in excess of $1 billion; 0.47% in excess of $3 billion and 0.42% in excess of $4 billion of the Fund's average daily net assets.

(12) The Fund pays the advisor a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. However, the advisor has voluntarily agreed to waive its fee so that it will not exceed 0.60% of the average daily net assets in excess of $1 billion.

(13) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and

                                      A1-10
     service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% of average net assets.

(14) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% of average net assets.

(15) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% of average net assets.

(16) The Fund's advisor has voluntarily agreed to waive management fees so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%.

(17) Effective November 1, 1998, the Fund's advisor voluntarily agreed to reduce the fee from 0.70% to 0.60% on assets over $1 billion.

(18) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%.

(19) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.55% annually. These payments made by the advisor on behalf of the Fund are subject to reimbursement by the Fund to the advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.55% annually. This arrangement terminates on the earlier of (i) the date on which expense reimbursement payments by the Fund equal the prior payment of such reimbursable expenses by the advisor, or (ii) three years from the date the Fund's shares are offered for sale. This arrangement may be terminated at an earlier date by the advisor.

                                      A1-11

                                                                     APPENDIX A2

                            SUB-ADVISORY AGREEMENTS

---------------------------------------------------------------------------------------------------
                       SUB-ADVISORY                 DESCRIPTION OF TRUSTEE       DATE OF LAST
                         FEE RATE                      ACTION REGARDING     SUBMISSION OF CURRENT
                         SCHEDULE       DATE OF        CURRENT ADVISORY     SUB-ADVISORY AGREEMENT
                        (AS A % OF      CURRENT        AGREEMENT SINCE     FOR SHAREHOLDER APPROVAL
                      AVERAGE DAILY   SUB-ADVISORY   BEGINNING OF FUND'S        AND REASON FOR
NAME OF FUND          NET ASSETS)(1)   AGREEMENT       LAST FISCAL YEAR           SUBMISSION
---------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.20% times    January 1,     On June 19, 2001, the  Shareholders approved
 Growth Fund           (perform-      2001           Trustees approved the  the agreement on
                       ance                          current sub- advisory  December 27, 2000, in
                       adjustment                    agreement              connection with the
                       rate of 1.25,                                        appointment of SRIC as
                       1.00 or 0.75)                                        sub-advisor
---------------------------------------------------------------------------------------------------
 Liberty Tax-Managed   0.20% times    January 1,     On June 19, 2001, the  Shareholders approved
 Growth Fund II        (perform-      2001           Trustees approved the  the agreement on
                       ance                          current sub- advisory  December 27, 2000, in
                       adjustment                    agreement              connection with the
                       rate of 1.25,                                        appointment of SRIC as
                       1.00 or 0.75)                                        sub-advisor
---------------------------------------------------------------------------------------------------
 The Liberty Fund      0.40%          February 26,   On June 19, 2001, the  Shareholders approved
                                      2001           Trustees approved the  the agreement on
                                                     current sub-advisory   December 27, 2000, in
                                                     agreement              connection with the
                                                                            appointment of Nordea
                                                                            as sub-advisor
---------------------------------------------------------------------------------------------------
 Liberty Global Young  0.85%          November 15,   On June 19, 2001, the  Sole shareholder
 Investor Fund                        2000           Trustees approved the  approved the current
                                                     current sub-advisory   sub-advisory agreement
                                                     agreement              in connection with the
                                                                            organization of the
                                                                            fund
---------------------------------------------------------------------------------------------------

(1) The Advisor is solely responsible for paying the Sub-Advisory Fee to the Sub-Advisor from the fees it collects from the Fund.

                                       A2-1

                                                                     APPENDIX A3

                        PORTFOLIO MANAGEMENT AGREEMENTS

--------------------------------------------------------------------------------------------------
                        PORTFOLIO                  DESCRIPTION OF TRUSTEE       DATE OF LAST
                       MANAGEMENT                     ACTION REGARDING         SUBMISSION OF
                        FEE RATE       DATE OF       CURRENT PORTFOLIO       CURRENT PORTFOLIO
                        SCHEDULE       CURRENT           MANAGEMENT         MANAGEMENT AGREEMENT
                       (AS A % OF     PORTFOLIO       AGREEMENT SINCE     FOR SHAREHOLDER APPROVAL
                      AVERAGE DAILY   MANAGEMENT    BEGINNING OF FUND'S        AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR           SUBMISSION
--------------------------------------------------------------------------------------------------
 Liberty Money Market  0.25% up to   August 15,     On June 19, 2001, the  On February 15, 1995,
 Fund                  $500          1995           Trustees approved the  shareholders approved a
                       million;      [effective     current advisory       form of the advisory
                       0.225% on     March 2,       agreement              agreement in connection
                       next $500     1998, for                             with LFC's acquisition
                       million;      this fund]                            of the advisor
                       0.20% in
                       excess of $1
                       billion [as
                       a feeder
                       fund of SR&F
                       Cash
                       Reserves
                       Portfolio]
--------------------------------------------------------------------------------------------------
 Liberty Municipal     0.25% [as a   August 15,     On June 19, 2001, the  On September 15, 1995,
 Money Market Fund     feeder fund   1995           Trustees approved the  shareholders approved
                       of SR&F       (effective     current advisory       the current advisory
                       Municipal     September 28,  agreement              agreement in connection
                       Money Market  1995 for this                         with the fund's
                       Portfolio]    fund)                                 conversion to a "master
                                                                           fund/feeder fund"
                                                                           structure
--------------------------------------------------------------------------------------------------

                                       A3-1

                                                                     APPENDIX B1

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 1 OF 4 -- COLONIAL AND CRABBE HUSON]

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [            ], 2001, between LIBERTY FUNDS TRUST [    ],
a Massachusetts business trust (Trust), with respect to [            ] FUND
(Fund), and [            ], a Massachusetts corporation (Advisor).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2.  In carrying out its investment management obligations, the Advisor shall:

   (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3.  The Advisor shall furnish at its expense the following:

   (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or

                                       B1-1
employees of the Advisor or its affiliated persons (other than a registered investment company).

4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5.  The Fund shall pay the Advisor monthly a fee at the annual rate of [    ]%.

6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

7.  This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, shall continue until [            ] and
    from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

8.  This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund

                                       B1-2
    or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST [    ] ON BEHALF OF
[         ] FUND

By:
    -------------------------------------------------------------------------
    [            ]

[ADVISOR]

By:
    -------------------------------------------------------------------------
    [            ]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                       B1-3

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 2 OF 4 -- NEWPORT 1]

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [            ], 2001 between LIBERTY FUNDS TRUST [    ], a
Massachusetts business trust (Trust), with respect to [            ] FUND(Fund),
and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (Advisor).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser.

2.  In carrying out its investment management obligations, the Adviser shall:

   (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4.  The Fund shall pay the Adviser monthly a fee at the annual rate of [    ]%
    of the average daily net assets of the Fund.

5. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

                                       B1-4

6.  This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, shall continue until [            ] and
    from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

7.  This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST [    ] ON BEHALF OF
[         ] FUND

By:
    -------------------------------------------------------------------------
    [            ]

                                       B1-5

NEWPORT FUND MANAGEMENT, INC.

By:
    -------------------------------------------------------------------------
    [            ]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                       B1-6

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 3 OF 4 -- NEWPORT 2]

                        INVESTMENT MANAGEMENT AGREEMENT

Investment Management Agreement dated [         ], by and between LIBERTY TRUST
VII, a Massachusetts business trust (the "Trust"), and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (the "Investment Manager"), a registered investment corporation (the "Investment Manager"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Investment Manager to furnish investment advisory and management services to a certain portfolio of the Trust, and the Investment Manager is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Investment Manager to act as investment manager to the Liberty Newport Tiger Fund series of the Trust (the "Portfolio") for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished (or will furnish when available) the Investment Manager with copies properly certified or authenticated of each of the following:

(a)  The Trust's Declaration of Trust dated July 3, 1991, as amended to date;

(b)  The Trust's By-laws, as amended to date;

(c)  Resolutions of the Trust's Board of Trustees approving this Agreement;

                                       B1-7

(d) The Trust's Registration Statement on Form N-IA (or any successor form adopted by the Securities and Exchange Commission (the "SEC") under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest in the Portfolio (herein called the "Shares") as filed with the SEC, and all amendments thereto;

(e) The Trust's Prospectus and Statement of Additional Information for the Portfolio, as currently in effect (such Prospectus and Statement of Additional Information as presently in effect and all amendments and supplements thereto are herein called the "Prospectus" and "Statement of Additional Information", respectively").

The Trust will furnish the Investment Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Investment Manager will provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the Portfolio. The Investment Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. The Investment Manager will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information. The Investment Manager further agrees that it:

(a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities;

(b) will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Manager will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Manager, may, in its

                                       B1-8
     description, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Manager or the Portfolio with research advice and other services, or who sell Portfolio shares, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to the Investment Manager or any affiliated person of the Investment Manager as principal;

(c) will provide, or cause its affiliates to provide, all necessary executive personnel for the Fund, the salaries and expenses of such personnel to be borne by the Investment Managers or its affiliates;

(d) will provide, or cause its affiliates to provide, at its or their own cost, all office space and facilities necessary for the activities of the Trust.

Notwithstanding the foregoing, the Investment Manager may obtain the services of one or more investment counsel to act as a sub-advisor to the Portfolio. The cost of employing such counselor or sub-advisor will be paid by the Investment Manager and not by the Portfolio.

4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Manager hereunder are not to be deemed exclusive, and the Investment Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Manager further agrees to preserve for the periods prescribed by the 1940 Act the records required to be maintained by the 1940 Act.

6. EXPENSES. During the term of this Agreement, the Investment Manager will pay all expenses incurred by it in connection with its investment management of the Portfolio.

The Trust or the Portfolio as appropriate, shall bear all expenses of its operations and business not specifically assumed or agreed to be paid by the Investment Manager, its affiliates, or other third parties. In

                                       B1-9
particular, but without limiting the generality of the foregoing, the Trust or the Portfolio, as appropriate, shall pay:

 (1) Taxes;

 (2) Brokerage fees and commissions with regard to portfolio transactions of the Portfolio;

 (3) Interest charges, fees and expenses of the custodian of the Portfolio's securities;

 (4) Fees and expenses of the Trust's transfer agent and administrator relating to the Portfolio;

 (5) Auditing and legal expenses;

 (6) Cost of maintenance of the Trust's existence;

 (7) The proportionate share of compensation of directors of the Trust who are not interested persons of the Investment Manager as that term is defined by law;

 (8) Costs of shareholder and trustee meetings of the Trust;

 (9) Federal and State registration fees expenses;

(10) Costs of printing and mailing Prospectuses and Statements of Additional Information for the Portfolio's shares, reports and notices to existing shareholders;

(11) The Investment Management fee payable to the Investment Manager, as provided in paragraph 7 herein;

(12) Costs of record keeping and daily pricing, and;

(13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio.

At the request of the Trust, the Investment Manager may arrange for any such services on behalf of the Trust. If the Investment Manager makes any payment therefor, or incurs any cost in connection therewith, the Trust shall promptly reimburse such amounts to the Investment Manager.

If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of investment management fee) in any fiscal year are expected

                                      B1-10
to exceed any applicable state expense limitation provision to which the Portfolio is subject, the Investment Management fee payable by the Portfolio to the Investment Manager shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Investment Management fee otherwise payable in such year. Any excess reduction accrued shall be payable to the Investment Manager by the Trust on behalf of the Portfolio within five (5) business days after the amount of such excess is determined.

7. COMPENSATION. For the services provided and the expenses assumed by the Investment Manager pursuant to this Agreement, the Portfolio will pay the Investment Manager and the Investment Manager will accept as full compensation a management fee, accrued daily and payable within five (5) business days after the last business day of each month, at the annual rate of 1.00% on the first $100 million of the aggregate net assets of the Portfolio, 0.75% in excess of $100 million, 0.70% in excess of $1.5 billion and 0.65% in excess of $2.5 billion.

8. LIMITATION OF LIABILITY. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date first above written and, unless sooner terminated as provided herein, shall
continue in effect until [            ]. Thereafter, this Agreement shall be
renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Trustees of the Trust or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Trust on behalf of the Portfolio or by the Investment Manager at any time on sixty (60) days written notice, without the

                                      B1-11
payment of any penalty, provided that termination by the Portfolio must be authorized either by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Except as permitted by the 1940 Act or any rule thereunder or any exemptive order or no-action letter issued by the SEC thereunder, no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act)

11. LIMITATION OF LIABILITY OF TRUST. The term "Liberty Trust VII" means and refers to the trustees from time to time serving under the Declaration of Trust dated July 3, 1991 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been signed by an authorized officer of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. USE OF NAME. The Trust and the Portfolio may use the names "Liberty", "Liberty Financial", "Colonial" or "Newport" only for so long

                                      B1-12
as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Investment Manager as investment adviser.

14. NOTICE. Any notice to be given as required herein may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

(a)  To the Trust or the Portfolio at:

Liberty Trust VII
One Financial Center
Boston, MA 02111

(b)  To the Investment Manager at:

Newport Pacific Management, Inc.
580 California Street, Suite 1960
San Francisco, CA 94104

15. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

NEWPORT FUND MANAGEMENT, INC.

By:
   ------------------------------------

LIBERTY NEWPORT TIGER FUND
By: LIBERTY FUNDS TRUST VII

By:
   ------------------------------------

                                      B1-13

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 4 OF 4 -- STEIN ROE]

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [         ], 2001 between LIBERTY FUNDS TRUST [         ],
a Massachusetts business trust (Trust), with respect to LIBERTY [         ] FUND
(Fund), and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (Advisor).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate to an affiliate the responsibility for placing orders to effect the investment of the Fund's available cash pursuant to written instructions of the Advisor.

2.  In carrying out its investment management obligations, the Advisor shall:

(a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of [ ]% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.  This Agreement shall become effective as of the date of its execution, and

                                      B1-14

(a) unless otherwise terminated, shall continue until [            ] and from
year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.  This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST [    ] on behalf of
LIBERTY [    ] FUND

By:
   ------------------------------------------------------
    [              ]

                                      B1-15

STEIN ROE & FARNHAM INCORPORATED

By:
   ------------------------------------------------------
    [              ]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                      B1-16

                                                                     APPENDIX B2

                         FORM OF SUB-ADVISORY AGREEMENT

[SUB-ADVISORY VARIATION 1 OF 2 -- SRIC]

                             SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [    ] day of [            ], 2001, by and
between STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser") and STEIN ROE INVESTMENT COUNSEL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                  WITNESSETH:

WHEREAS, the Adviser provides Liberty Tax-Managed Growth Fund II (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment
advisory agreement dated [            ], 2001 (the "Advisory Agreement") between
the Adviser and the Trust, on behalf of the Fund; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of
                                       B2-1

Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. CERTAIN INFORMATION TO THE SUB-ADVISER. Copies of the Prospectus, the Statement, and the Trust's Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust's Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

                                       B2-2

4. REPORTS. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

5. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

---------------------------------------------------------------------
       MORNINGSTAR RANKING            PERFORMANCE ADJUSTMENT RATE
---------------------------------------------------------------------
            Quartile 1                            1.25
---------------------------------------------------------------------
            Quartile 2                            1.00
---------------------------------------------------------------------
           Below Median                           0.75
---------------------------------------------------------------------

For the calendar quarter beginning [            ], 2001, and for each calendar
quarter thereafter until [            ], 2003, the performance adjustment rate
shall be the rate applicable to the Fund's Morningstar ranking for the period beginning with the commencement of the Fund's operations and ending on the last day of the prior calendar quarter. For the calendar quarter beginning
[            ], 2003, and for each calendar quarter thereafter, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate

                                       B2-3
and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated
on or about [            ], 2001, with respect to Liberty Tax-Managed Growth
Fund (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

6. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

7. COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

                                       B2-4

8. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve

                                       B2-5

(12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

9. REPRESENTATION OF THE ADVISER. The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

10. NON-EXCLUSIVITY. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

11. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between
the parties hereto thereafter, and shall remain in force until [    ] and from
year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This

                                       B2-6

Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

13. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended in accordance with the 1940 Act.

14. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

15.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

                                       B2-7

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

STEIN ROE & FARNHAM INCORPORATED

By:
------------------------------------
Name:
Title:

STEIN ROE INVESTMENT COUNSEL LLC

By:
------------------------------------
Name:
Title:

                                       B2-8

                         FORM OF SUB-ADVISORY AGREEMENT

[SUB-ADVISORY VARIATION 2 OF 2 -- NORDEA/LWAM]

                             SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [  ] day of [         ], 2001, by and among
[Colonial Management Associates, Inc., a Massachusetts corporation] [Stein Roe & Farnham Incorporated, a Delaware corporation] (the "Advisor"), [Liberty Wanger Asset Management, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser] [NORDEA SECURITIES, INC. (formerly UNIBANK SECURITIES, INC.), d/b/a "NORDEA INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware] (the "Sub-Advisor") and LIBERTY FUNDS TRUST [ ] (the "Trust"), on behalf of
[         ] FUND (the "Fund").

                                  WITNESSETH:

WHEREAS, the Advisor provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions
of an investment advisory agreement dated [         ], 2001, (the "Advisory
Agreement") between the Advisor and the Trust, on behalf of the Fund; and

WHEREAS, the Sub-Advisor is willing to provide services to the Advisor on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISOR. Subject to the supervision of the Trustees of the Trust and the Advisor, the Sub-Advisor will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Advisor, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic,

                                       B2-9
statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

Should the Trustees of the Trust or the Advisor at any time make any determination as to investment policy and notify the Sub-Advisor thereof in writing, the Sub-Advisor shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Advisor or the Trustees of the Trust may at any time, upon written notice to the Sub-Advisor, suspend or restrict the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Advisor undertakes to discuss with the Sub-Advisor any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. CERTAIN INFORMATION TO THE SUB-ADVISOR. Copies of the Prospectus and the Statement have been delivered to the Sub-Advisor. The Advisor agrees to notify the Sub-Advisor of each change in the investment policies of the Fund and to provide to the Sub-Advisor as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Advisor will promptly provide the Sub-Advisor with any procedures applicable to the Sub-Advisor adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Advisor copies of all amendments thereto.

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Advisor and the Trustees of the Trust, the Sub-Advisor is hereby appointed the Advisor's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Advisor shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

                                      B2-10

4. REPORTS. The Sub-Advisor shall furnish to the Trustees of the Trust or the Advisor, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Advisor, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Advisor, as appropriate, may request from time to time.

5. COMPENSATION OF THE SUB-ADVISOR. For the services to be rendered by the Sub-Advisor under this Agreement, the Advisor shall pay to the Sub-Advisor compensation, computed and paid monthly in arrears in U.S. dollars, at an annual
rate of [   ]% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Advisor. If the Sub-Advisor shall serve for less than the whole of any month, the compensation payable to the Sub-Advisor with respect to the Fund will be prorated. The Sub-Advisor will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Advisor for the compensation of the Sub-Advisor. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Advisor under this Agreement and may recover directly from the Sub-Advisor for any liability it may have to the Fund.

7. ACTIVITIES OF THE SUB-ADVISOR. The services of the Sub-Advisor to the Fund are not deemed to be exclusive, the Sub-Advisor being free to render investment advisory and/or other services to others.

8. COVENANTS OF THE SUB-ADVISOR. The Sub-Advisor agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Advisor, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with

                                      B2-11

Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Advisor and its trustees, officers, employees and affiliates.

9. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISOR. The Sub-Advisor represents, warrants and agrees that:

(a) It (i) is registered as an investment advisor under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Advisor in writing of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Advisor or any parent of the Sub-Advisor resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Advisor for the Fund as may be reasonably requested by the Advisor or the Fund from time to time. The Sub-Advisor agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

(c) The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy

                                      B2-12
of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Advisor will provide the Trust and the Advisor with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Advisor certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Advisor and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Advisor and the Trust.

10. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between
the parties hereto thereafter, and shall remain in force until [    ] and from
year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Advisor by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Advisor. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Advisor and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

11. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended in accordance with the 1940 Act.

12. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

                                      B2-13

13.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made by the Sub-Advisor pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Advisor shall immediately notify, but in no event later than five
(5) business days, the Advisor in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Advisor's Secretary in the case of the Sub-Advisor, the Adviser's General Counsel in the case of the Advisor, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

[COLONIAL MANAGEMENT ASSOCIATES, INC.]
[STEIN ROE & FARNHAM INCORPORATED]

By:
   ------------------------------------
Name:
Title:

                                      B2-14

[NORDEA SECURITIES, INC.]
[LIBERTY WANGER ASSET MANAGEMENT, L.P.]

By:
   ------------------------------------
Name:
Title:

LIBERTY FUNDS TRUST [  ]

By:
   ------------------------------------
Name:
Title:

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                      B2-15

                                                                     APPENDIX B3

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

                              MANAGEMENT AGREEMENT
                                    BETWEEN
                              SR&F BASE TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

SR&F BASE TRUST, a Massachusetts common law trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Portfolio"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Portfolio, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Portfolio:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Portfolio's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Portfolio and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Portfolio, and to implement those

                                       B3-1
decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Portfolio action, and any other rights pertaining to Trust or the Portfolio shall be exercised;

(f) to make available to Trust promptly upon request all of the Portfolio's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Portfolio, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Portfolio to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

                                       B3-2

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Portfolios in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Portfolios, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Portfolio and shall provide such services and facilities as may be required for effective administration of Trust and Portfolios as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust.

                                       B3-3

Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(1) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale

                                       B3-4
under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)  all interest on indebtedness, if any, incurred by Trust or a Portfolio; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Portfolio shall be paid solely out of Portfolio assets. Any expense borne by Trust which is not solely attributable to a Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Portfolio listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Portfolio not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Portfolio under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Portfolio fees at the annual rate for such Portfolio as set forth in Schedule B to this Agreement. For each Portfolio, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying

                                       B3-5
the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Portfolio, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Portfolio's net asset value was determined.

8. Retention of Sub-Advisor. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisors at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Portfolios. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Portfolios for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Portfolio without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Portfolio, a "majority of the outstanding shares" of that Portfolio. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

                                       B3-6

12. Effective Date and Termination. This Agreement shall become effective as to any Portfolio as of the effective date for that Portfolio specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Portfolio by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall
continue in effect with respect to any Portfolio until [    ] and thereafter
from year to year only so long as such continuance is specifically approved with respect to that Portfolio at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Portfolio.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Portfolio as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Portfolio statistical data and other information in such form and at such intervals as Trust may reasonably request.

                                       B3-7

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "SR&F Base Trust" and the Portfolio names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment advisor.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                                       B3-8

Dated: [         , 2001]

Attest:

------------------------------------
Name: [         ]
Title: [         ]

Attest:

------------------------------------
Name: [         ]
Title: [         ]
SR&F BASE TRUST

By:
   -----------------------------------
Name: [         ]
Title: [         ]

STEIN ROE & FARNHAM INCORPORATED

By:
   -----------------------------------
Name: [         ]
Title: [         ]

                                       B3-9

                                SR&F BASE TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE A

The Portfolios of SR&F Base Trust currently subject to this Agreement are as follows:

                                           EFFECTIVE       END OF
                                             DATE       INITIAL TERM
                                           ---------    ------------
SR&F Municipal Money Market Portfolio      [  /  /01]    [      ]
SR&F High Yield Portfolio                  [  /  /01]    [      ]
SR&F Growth & Income Portfolio             [  /  /01]    [      ]
SR&F Growth Investor Portfolio             [  /  /01]    [      ]
SR&F Balanced Portfolio                    [  /  /01]    [      ]
SR&F Growth Stock Portfolio                [  /  /01]    [      ]
SR&F Disciplined Stock Portfolio           [  /  /01]    [      ]
SR&F Intermediate Bond Portfolio           [  /  /01]    [      ]
SR&F Income Portfolio                      [  /  /01]    [      ]
SR&F High-Yield Municipals Portfolio       [  /  /01]    [      ]
SR&F Cash Reserves Portfolio               [  /  /01]    [      ]

Dated: [           ], 2001
                                   SR&F BASE TRUST

Attest: ------------------------   By: ---------------------------
                                      [           ]
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
                                      [           ]

CM 52 -- BLANK -- DISREGARD

                                      B3-10

                                                                      APPENDIX C

      CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISORS AND SUB-ADVISORS

The Advisor acts as investment advisor or sub-advisor to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

LIBERTY HIGH YIELD SECURITIES FUND

----------------------------------------------------------------------------------------
                                                                           ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS    RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT      A % OF         OTHER FUND
ADVISOR OR              WITH              MAY 31,        AVERAGE NET      (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)       SUB-ADVISOR)
----------------------------------------------------------------------------------------
 Colonial        Colonial High Yield   $25.8 million     0.40%          Sub-Advisor
                 Securities Fund,
                 Variable Series
----------------------------------------------------------------------------------------

LIBERTY STRATEGIC INCOME FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Colonial        Colonial Strategic    $146.1 million    0.45%       Sub-Advisor
                 Income Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY TAX-MANAGED GROWTH FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 SRIC            Liberty Tax-          $76.3 million     0.80%,      Sub-Advisor
                 Managed Growth Fund                     0.75% on
                 II                                      assets
                                                         over $500
                                                         million
-------------------------------------------------------------------------------------

LIBERTY TAX-MANAGED GROWTH FUND II

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
FUND/ADVISOR       OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
OR                      WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 SRIC            Liberty Tax-          $647.6 million    0.60%       Sub-Advisor
                 Managed Growth Fund
-------------------------------------------------------------------------------------

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Newport         Liberty Newport       $1.8 million      1.00%       Sub-Advisor
                 Japan Opportunities
                 Fund, Variable
                 Series
-------------------------------------------------------------------------------------

LIBERTY MONEY MARKET FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Stein Roe       Stein Roe Cash        $424.9 million    0.250% up   Advisor
                 Reserves Fund                           to $500
                                                         million;
                                                         0.225% on
                                                         next $500
                                                         million;
                                                         0.200%
                                                        thereafter
                                                         [as a
                                                         feeder
                                                         fund of
                                                         SR&F Cash
                                                         Reserves
                                                         Fund]
-------------------------------------------------------------------------------------
 Stein Roe       Stein Roe Money       $246.1 million    0.35%       Advisor
                 Market Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY SELECT VALUE FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Colonial        Liberty Select        $7.5 million      0.50%       Sub-Advisor
                 Value Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY NEWPORT INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
ADVISOR            OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
OR                      WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Newport         Colonial              $10.0 million     0.70%       Sub-Advisor
                 International
                 Horizons Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY NEWPORT GLOBAL EQUITY FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
FUND/ADVISOR       OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
OR                      WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Newport         Colonial Global       $8.4 million      0.75%       Sub-Advisor
                 Equity Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------------
                                                                       ADVISOR'S
                                      NET ASSETS OF                 RELATIONSHIP TO
ADVISOR           OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
OR                     WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES         2001         RATE(1)      SUB-ADVISOR)
------------------------------------------------------------------------------------
 Stein Roe      Stein Roe Municipal   $111.0 million    0.25% [as   Advisor
                Money Market Fund                       a feeder
                                                        fund of
                                                        SR&F
                                                        Municipal
                                                        Money
                                                        Market
                                                        Fund]
------------------------------------------------------------------------------------

LIBERTY SMALL CAP VALUE FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Colonial        Colonial Small Cap    $15.6 million     0.60%       Sub-Advisor
                 Value Fund,
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY GROWTH & INCOME FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Colonial        Colonial U.S.         $201.2 million   0.60%        Sub-Advisor
                 Growth & Income
                 Fund, Variable
                 Series
-------------------------------------------------------------------------------------

LIBERTY NEWPORT ASIA PACIFIC FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001         RATE(2)      SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Newport         Stein Roe Asia        $4.5 million      0.95%       Advisor
                 Pacific Fund
-------------------------------------------------------------------------------------

LIBERTY NEWPORT TIGER FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001         RATE(2)      SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Newport         Newport Tiger Fund,   $39.2 million     0.70%       Sub-Advisor
                 Variable Series
-------------------------------------------------------------------------------------

LIBERTY FLOATING RATE ADVANTAGE FUND

-------------------------------------------------------------------------------------
                                                                        ADVISOR'S
                                       NET ASSETS OF                 RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUNDS AT                  OTHER FUND
ADVISOR OR              WITH              MAY 31,          FEE         (ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           RATE       SUB-ADVISOR)
-------------------------------------------------------------------------------------
 Stein Roe       Liberty Floating      $559.8 million    0.459%      Advisor
                 Rate Fund                               [as a
                                                         feeder
                                                         fund of
                                                         Stein Roe
                                                         Floating
                                                         Rate
                                                         Limited
                                                         Liability
                                                         Company]
                                                         (3)
-------------------------------------------------------------------------------------
 Stein Roe       Liberty-Stein Roe     $134.3 million    0.45% [as   Advisor
                 Institutional                           a feeder
                 Floating Rate                           fund of
                 Income Fund                             Stein Roe
                                                         Floating
                                                         Rate
                                                         Limited
                                                         Liability
                                                         Company]
                                                         (4)
-------------------------------------------------------------------------------------

(1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% of average net assets.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 2.00%.

(3) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.80% of its average annual net assets.

(4) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.75% of its average annual net assets.

                                                                      APPENDIX D

                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of the Advisors and Sub-Advisors:

THIS SECTION APPLIES TO ALL FUNDS EXCEPT LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, AND LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

CRABBE HUSON GROUP, INC.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the

Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

THIS SECTION APPLIES TO LIBERTY MONEY MARKET FUND, AND LIBERTY MUNICIPAL MONEY MARKET FUND ONLY. THE TERM "ADVISOR" REFERS TO STEIN ROE & FARNHAM INCORPORATED.

PORTFOLIO TRANSACTIONS

The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by the Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

The Advisor's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Advisor's knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, the Advisor may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Advisor has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions effected for Clients in those cases where the Advisor has discretion to select the broker or dealer by which the transaction is to be executed. The Advisor has discretion for all trades of the Portfolio. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees.

The Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Advisor's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. The Advisor generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

It is the Advisor's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

The Advisor sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. The Advisor sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, the Advisor must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide the Advisor investment research or related services.

CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, THE ADVISOR MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

              INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED
                             BY BROKERS AND DEALERS

The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, the Advisor is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. The Advisor may engage in soft dollar transactions on trades for those Client accounts for which the Advisor has the discretion to select the broker-dealer.

The ability to direct brokerage for a Client account belongs to the Client and not to the Advisor. When a Client grants the Advisor the discretion to select broker-dealers for Client trades, the Advisor has a duty to seek the best combination of net price and execution. The Advisor faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces the Advisor's expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, the Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross-subsidizing the Advisor's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, the Advisor believes that over time most, if not all, Clients benefit from soft dollar products such that cross-subsidizations even out.

The Advisor attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if the Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to the Advisor through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each firm to meet these targets.

The Advisor also uses soft dollars to acquire products created by third parties that are supplied to the Advisor through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- DATABASE SERVICES -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- QUOTATION/TRADING/NEWS SYSTEMS -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- ECONOMIC DATA/FORECASTING TOOLS -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- QUANTITATIVE/TECHNICAL ANALYSIS -- software tools that assist in quantitative and technical analysis of investment data.

- FUNDAMENTAL INDUSTRY ANALYSIS -- industry-specific fundamental investment research.

- FIXED INCOME SECURITY ANALYSIS -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- OTHER SPECIALIZED TOOLS -- other specialized products, such as specialized economic consulting analyses and attendance at investment-oriented conferences.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Advisor evaluates each product to determine a cash (hard dollars) value of the product to the Advisor. The Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Advisor. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. The Advisor attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Advisor will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

The targets that the Advisor establishes for both proprietary and for third party research products typically will reflect discussions that the Advisor has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, the Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Advisor will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year's target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by the Advisor. The Advisor may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, the Advisor will enter into a license to use the software from the vendor.)

In certain cases, the Advisor uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, the Advisor acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, the Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. The Advisor pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

The Advisor may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, the Advisor does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross-subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

In certain cases, the Advisor will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Advisor with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. The Advisor has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by the Advisor.

The Base Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.

 THE FOLLOWING SECTION APPLIES TO LIBERTY TAX-MANAGED VALUE FUND ONLY. THE TERM
             "ADVISOR" REFERS TO STEIN ROE & FARNHAM INCORPORATED.

FUND TRANSACTIONS

The Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

                                                                      APPENDIX E

               COMPENSATION PAYABLE BY A FUND TO THE ADVISOR AND
                  AFFILIATES FOR EACH FUND'S LAST FISCAL YEAR
                                 (IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------

                                                                               TRANSFER
                                                                              AGENCY AND                   DISTRIBUTION AND
                                                                             SHAREHOLDER  FEES FOR PRICING     SERVICE
                                                   ADVISORY   ADMINISTRATIVE  SERVICING   AND BOOKKEEPING      (12b-1)
                                                   FEE PAID    FEES PAID TO  FEES PAID TO SERVICES PAID TO   FEES PAID TO
                                                      TO        ADVISORS'     ADVISORS'      ADVISORS'        ADVISORS'
NAME OF FUND                                      ADVISOR(1)    AFFILIATES    AFFILIATES     AFFILIATES     AFFILIATES(2)
---------------------------------------------------------------------------------------------------------------------------
 Liberty High Yield Securities Fund                  6,377            0         2,495            373             7,005
---------------------------------------------------------------------------------------------------------------------------
 Liberty Income Fund                                   668            0           424             56               608
---------------------------------------------------------------------------------------------------------------------------
 Liberty Strategic Income Fund                      12,391            0         4,285            601            12,925
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Growth Fund                     4,115        2,334         1,217            251             5,788
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Growth Fund II(a)                  33           36            37             18               136
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Value Fund                        373           93            95             27               392
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Aggressive Growth Fund(a)           0            0            14              7                29
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Japan Opportunities Fund              807          211           200             39               610
---------------------------------------------------------------------------------------------------------------------------
 Liberty Intermediate Government Fund                4,465            0         1,798            270             3,639
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Greater China Fund                    727          173           190             34               219
---------------------------------------------------------------------------------------------------------------------------
 Liberty Money Market Fund                             679(d)       171(b)        668             73               945
---------------------------------------------------------------------------------------------------------------------------
 Liberty Select Value Fund                           5,229            0         1,868            270             4,329
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport International Equity Fund             872            0           417             50               667
---------------------------------------------------------------------------------------------------------------------------
 The Liberty Fund                                    8,384            0         2,961            504             8,895
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Global Equity Fund                    813          508           456             81               611
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------  -------------------------------
                                                                     PERCENTAGE OF
                                                       BROKERAGE     FUND'S TOTAL
                                                    COMMISSIONS ON     BROKERAGE
                                                   FUND'S PORTFOLIO   COMMISSIONS
                                                     TRANSACTIONS       PAID TO
                                                   PAID TO ADVISORS'   ADVISORS'
                                                       BROKERAGE       BROKERAGE
NAME OF FUND                                          AFFILIATES      AFFILIATES
-------------------------------------------------  -------------------------------
 Liberty High Yield Securities Fund                          0              0
------------------------------------------------------------------------------------------------
 Liberty Income Fund                                         0              0
---------------------------------------------------------------------------------------------------------------
 Liberty Strategic Income Fund                               0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Growth Fund                             0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Growth Fund II(a)                       0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Value Fund                             35             27
---------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Managed Aggressive Growth Fund(a)               0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Japan Opportunities Fund                    0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Intermediate Government Fund                        0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Greater China Fund                          0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Money Market Fund                                   0              0
---------------------------------------------------------------------------------------------------------------------------
 Liberty Select Value Fund                                 232             19
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport International Equity Fund                   0              0
---------------------------------------------------------------------------------------------------------------------------
 The Liberty Fund                                           99              7
---------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Global Equity Fund                          0              0
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                               TRANSFER
                                                                              AGENCY AND                   DISTRIBUTION AND
                                                                             SHAREHOLDER   FEES FOR LEGAL     SHAREHOLDER
                                                   ADVISORY   ADMINISTRATIVE  SERVICING    AND ACCOUNTING  SERVICING (12b-1)
                                                   FEE PAID    FEES PAID TO  FEES PAID TO SERVICES PAID TO   FEES PAID TO
                                                      TO        ADVISORS'     ADVISORS'      ADVISORS'         ADVISORS'
NAME OF FUND                                      ADVISOR(1)    AFFILIATES    AFFILIATES     AFFILIATES      AFFILIATES(2)
----------------------------------------------------------------------------------------------------------------------------
 Liberty Federal Securities Fund                     4,154            0         1,617            252             2,219
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Small Cap Fund                       0           24           157             27               116
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Equity Fund                        783           52           168             46               234
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Income Fund                          0            4            13             27                11
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Fund                                 0            2             7             27                16
----------------------------------------------------------------------------------------------------------------------------
 Liberty High Yield Municipal Fund                     867            0           257             63             1,099
----------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt Fund                            11,172            0         3,447            627             7,064
----------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt Insured Fund                       933            0           260             67               634
----------------------------------------------------------------------------------------------------------------------------
 Liberty Utilities Fund                              7,105            0         2,003            385             8,152
----------------------------------------------------------------------------------------------------------------------------
 Liberty Municipal Money Market Fund                     0(d)        37            37             11                 0
----------------------------------------------------------------------------------------------------------------------------
 Liberty California Tax-Exempt Fund                  1,403            0           381            108             1,068
----------------------------------------------------------------------------------------------------------------------------
 Liberty Connecticut Tax-Exempt Fund                   467            0           219             60               812
----------------------------------------------------------------------------------------------------------------------------
 Liberty Massachusetts Tax-Exempt Fund                 895            0           291             76               691
----------------------------------------------------------------------------------------------------------------------------
 Liberty New York Tax-Exempt Fund                      438            0           131             40               494
----------------------------------------------------------------------------------------------------------------------------
 Liberty Ohio Tax-Exempt Fund                          381            0           163             36               341
----------------------------------------------------------------------------------------------------------------------------
 Liberty Global Young Investor Fund                      0(c)         0(c)          0(c)           0(c)              0(c)
----------------------------------------------------------------------------------------------------------------------------
 Liberty Small-Cap Value Fund                        3,981            0         1,766            184             3,404
----------------------------------------------------------------------------------------------------------------------------
 Liberty Growth & Income Fund                        9,338            0         3,533            420             9,938
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Asia Pacific Fund                       6           35            38             27                65
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Tiger Fund                          7,798        2,516         2,421            357             4,909
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Europe Fund                             0           21            20             23                28
----------------------------------------------------------------------------------------------------------------------------
 Liberty Floating Rate Advantage Fund                    0           64            42             15               121
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------  -------------------------------
                                                                     PERCENTAGE OF
                                                       BROKERAGE     FUND'S TOTAL
                                                    COMMISSIONS ON     BROKERAGE
                                                   FUND'S PORTFOLIO   COMMISSIONS
                                                     TRANSACTIONS       PAID TO
                                                   PAID TO ADVISORS'   ADVISORS'
                                                       BROKERAGE       BROKERAGE
NAME OF FUND                                          AFFILIATES      AFFILIATES
-------------------------------------------------  -------------------------------
 Liberty Federal Securities Fund                             0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Small Cap Fund                           0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Equity Fund                              0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Income Fund                              0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Contrarian Fund                                     0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty High Yield Municipal Fund                           0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt Fund                                     0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Tax-Exempt Insured Fund                             0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Utilities Fund                                    761             24
----------------------------------------------------------------------------------------------------------------------------
 Liberty Municipal Money Market Fund                         0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty California Tax-Exempt Fund                          0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Connecticut Tax-Exempt Fund                         0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Massachusetts Tax-Exempt Fund                       0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty New York Tax-Exempt Fund                            0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Ohio Tax-Exempt Fund                                0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Global Young Investor Fund                          0(c)           0(c)
----------------------------------------------------------------------------------------------------------------------------
 Liberty Small-Cap Value Fund                              195             11
----------------------------------------------------------------------------------------------------------------------------
 Liberty Growth & Income Fund                              295             15
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Asia Pacific Fund                           0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Tiger Fund                                  0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Europe Fund                                 0              0
----------------------------------------------------------------------------------------------------------------------------
 Liberty Floating Rate Advantage Fund                        0              0
----------------------------------------------------------------------------------------------------------------------------

(1) The Advisor waived advisory fees and assumed expenses as follows: For Liberty Tax-Managed Growth Fund II, the Advisor waived approximately $110,000 of the advisory fee; for the Liberty Tax-Managed Value Fund, the advisor waived approximately $2,000 of advisory fees; for Liberty Tax-Managed Aggressive Growth

    Fund, the Advisor waived approximately $28,000 of advisory fees and assumed additional expenses of approximately $35,000; for Liberty Newport Greater China Fund, the Advisor waived approximately $70,000 of the advisory fee; for Liberty Contrarian Small Cap Fund, the Advisor waived approximately $468,000 of the advisory fee and assumed additional expenses of approximately $157,000; for Liberty Contrarian Equity Fund, the Advisor waived approximately $246,000 of the advisory fee; for Liberty Contrarian Income Fund, the Advisor waived approximately $61,000 of the advisory fee and assumed additional expenses of approximately $66,000; for Liberty Contrarian Fund, the Advisor waived approximately $37,000 of the advisory fee and assumed approximately $39,000 of additional expenses; for Liberty Municipal Money Market Fund, the Advisor waived approximately $36,000 of the advisory fee and assumed additional expenses of approximately $67,000; for Liberty Connecticut Tax-Exempt Fund, the Advisor waived approximately $249,000 of the advisory fee; for Liberty Massachusetts Tax-Exempt Fund the Advisor waived approximately $62,000 of the advisory fee; for Liberty New York Tax-Exempt Fund, the Advisor waived approximately $194,000 of the advisory fee; for Liberty Growth & Income Fund, the Advisor waived approximately $242,000 of the advisory fee; for Liberty Newport Asia Pacific Fund, the Advisor waived approximately $135,000 of the advisory fee; for Liberty Newport Europe Fund, the Advisor waived approximately $55,000 and assumed additional expenses of approximately $65,000; for Liberty Floating Rate Advantage Fund, the Advisor waived approximately $142,000 of the advisory fee and assumed additional expenses of approximately $205,000.

(2) Liberty Funds Distributor, Inc. waived the following distribution fees: For Liberty High Yield Securities Fund, approximately $82,000; for Liberty Income Fund, approximately $4,000; for Liberty Strategic Income Fund, approximately $73,000; for Liberty Intermediate Government Fund, approximately $2,000; for Liberty Money Market Fund, approximately $21,000; for Liberty Federal Securities Fund, approximately $7,000; for Liberty High Yield Municipal Fund, approximately $4,000; for Liberty Tax-Exempt Fund, approximately $7,000; for Liberty Tax-Exempt Insured Fund, approximately $2,000; for Liberty Municipal Money Market Fund, approximately $2,000; for Liberty California Tax-Exempt Fund, approximately $17,000; for Liberty Connecticut Tax-Exempt Fund, approximately $10,000; for Liberty Massachusetts Tax-Exempt Fund, approximately $4,000; for Liberty New York Tax-Exempt Fund, approximately $2,000; for Liberty Newport Europe Fund, approximately $5,000.

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Colonial Management Associates waived approximately $543,000 of the administration fee.

(c) The Fund commenced operations on November 15, 2000.

(d) This figure represents expenses allocated to the Fund from the master portfolio in which all its shares are invested.

                                                                      APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 16, 2001 was as follows:

                                    NUMBER OF SHARES OUTSTANDING AND
NAME OF FUND                           ENTITLED TO VOTE PER CLASS
------------                        --------------------------------
Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive
  Growth Fund
Liberty Newport Japan
  Opportunities Fund
Liberty Intermediate Government
  Fund
Liberty Newport Greater China Fund
Liberty Money Market Fund
Liberty Select Value Fund
Liberty Newport International
  Equity Fund
The Liberty Fund
Liberty Newport Global Equity Fund
Liberty Federal Securities Fund
Liberty Contrarian Small Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund
Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Utilities Fund
Liberty Municipal Money Market
  Fund
Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt
  Fund

                                    NUMBER OF SHARES OUTSTANDING AND
NAME OF FUND                           ENTITLED TO VOTE PER CLASS
------------                        --------------------------------
Liberty Massachusetts Tax-Exempt
  Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund
Liberty Global Young Investor Fund
Liberty Small Cap Value Fund
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund
Liberty Newport Tiger Fund
Liberty Newport Europe Fund
Liberty Floating Rate Advantage
  Fund

OWNERSHIP OF SHARES

As of July 16, 2001, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. [CONFIRM. IF NOT CORRECT, PROVIDE OWNERSHIP INFORMATION IN THE TABULAR FORMAT USED BELOW.] As of July 16, 2001, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                    PERCENTAGE OF OUTSTANDING
FUND AND CLASS         SHARES BENEFICIALLY OWNED      SHARES OF CLASS OWNED
--------------         -------------------------    -------------------------
Fund A...............
Class l
[name and
address of beneficial
  owner.] * **.......                 []                           []

 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the [1940 Act.]

** Shares are believed to be held only as nominee.

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.

You have the option of voting your proxies over the Internet or by telephone -- it's easy and confidential!

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    - Read the proxy statement and have your proxy card available.

    - Go to www.libertyfunds.com.

    - Click on the proxy link and follow the instructions provided.

Vote by telephone:

    - Read the proxy statement and have your proxy card available.

    - When you are ready to vote, call toll free 877-779-8683.

    - Enter the voter control number located on the upper left corner of your proxy card.

    - Follow the instructions provided to cast your vote. A representative will be available to answer questions.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK. If you have any questions or concerns, please call 888-832-5694.

                              PLEASE VOTE PROMPTLY
                              ********************


Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY


LIBERTY TAX-MANAGED GROWTH FUND
LIBERTY TAX-MANAGED GROWTH FUND II
THE LIBERTY FUND
LIBERTY GLOBAL YOUNG INVESTOR FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1. Proposal to approve a new investment advisory agreement. (Item
1 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


2. Proposal to approve a new sub-advisory agreement. (Item 2 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here

                              PLEASE VOTE PROMPTLY
                              ********************


Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY


LIBERTY MONEY MARKET FUND
LIBERTY MUNICIPAL MONEY MARKET FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new portfolio management agreement. (Item 3 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here

                              PLEASE VOTE PROMPTLY
                              ********************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY

LIBERTY HIGH YIELD SECURITIES FUND
LIBERTY INCOME FUND
LIBERTY STRATEGIC INCOME FUND
LIBERTY TAX-MANAGED VALUE FUND
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND
LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
LIBERTY INTERMEDIATE GOVERNMENT FUND
LIBERTY NEWPORT GREATER CHINA FUND
LIBERTY SELECT VALUE FUND
LIBERTY NEWPORT INTERNATIONAL EQUITY FUND
LIBERTY NEWPORT GLOBAL EQUITY FUND
LIBERTY FEDERAL SECURITIES FUND
LIBERTY CONTRARIAN SMALL-CAP FUND
LIBERTY CONTRARIAN EQUITY FUND
LIBERTY CONTRARIAN INCOME FUND
LIBERTY CONTRARIAN FUND
LIBERTY HIGH YIELD MUNICIPAL FUND
LIBERTY TAX-EXEMPT FUND
LIBERTY TAX-EXEMPT INSURED FUND
LIBERTY UTILITIES FUND
LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY NEW YORK TAX-EXEMPT FUND
LIBERTY OHIO TAX-EXEMPT FUND
LIBERTY SMALL-CAP VALUE FUND
LIBERTY GROWTH & INCOME FUND
LIBERTY NEWPORT ASIA PACIFIC FUND
LIBERTY NEWPORT TIGER FUND
LIBERTY NEWPORT EUROPE FUND
LIBERTY FLOATING RATE ADVANTAGE FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new investment advisory agreement. (Item 1 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here